Exhibit 99.5

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

RIGHTS CERTIFICATES ISSUED BY DISH

NETWORK CORPORATION

This form, or one substantially equivalent hereto, must be used to exercise the transferrable subscription rights (the “Subscription Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement, dated November 22, 2019 (the “Prospectus Supplement” and, together with the accompanying prospectus, dated November 7, 2019, the “Prospectus”), of DISH Network Corporation, a Nevada corporation (the “Company”), if a holder of Subscription Rights cannot deliver the certificate(s) evidencing the Subscription Rights (the “Rights Certificates”), to the subscription agent listed below (the “Subscription Agent”) prior to 5:00 p.m. Eastern Time on December 9, 2019 (the “Expiration Date”), unless extended by the Company. Such form must be delivered by first class mail, overnight courier or sent by email transmission to the Subscription Agent, and must be received by the Subscription Agent prior to the Expiration Date. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus.

Payment of the subscription price of $33.52 per whole share of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), subscribed for upon exercise of such Subscription Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Date even if the Rights Certificates evidencing such Subscription Rights are being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus. Each Subscription Right entitles you to purchase one share of Class A Common Stock at the subscription price. Failure to pay the Subscription Price in full prior to 5:00 p.m. Eastern Time on the Expiration Date will result in a forfeiture of the Subscription Rights.

THE SUBSCRIPTION AGENT IS:

By First Class Mail:

Computershare

C/O Voluntary Corporate Actions/DISH

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare

C/O Voluntary Corporate Actions/DISH

150 Royall Street, Suite V

Canton, MA 02021

If By Email: canoticeofguarantee@computershare.com

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA AN EMAIL ADDRESS OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE ABOVE EMAIL ADDRESS CAN ONLY BE USED FOR DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. ANY TRANSMISSION OF OTHER MATERIALS WILL NOT BE ACCEPTED AND WILL NOT BE CONSIDERED A VALID SUBMISSION FOR THE OFFER.

The undersigned, a member firm of the NYSE, NASDAQ or other national exchange, or a bank or trust company, must communicate this guarantee and the number of shares of Class A Common Stock subscribed for in connection with this guarantee to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., Eastern Time, on the Expiration Date, guaranteeing delivery of a properly completed and signed Rights Certificate (which certificate must then be delivered to the Subscription Agent no later than the close of business of the second business day after the Expiration Date). Failure to do so will result in a forfeiture of the Subscription Rights.

GUARANTEE

Ladies and Gentlemen:

The undersigned, a member firm of the NYSE, NASDAQ or other national exchange, or a bank or trust company, having an office or correspondent in the United States, guarantees delivery to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the second business day after the Expiration Date (December 11, 2019) unless extended (as described in the Prospectus) of a properly completed and executed Rights Certificate. Participants should notify the Subscription Agent prior to covering through the submission of a physical security directly to the Subscription Agent based on a guaranteed delivery that was submitted via the PSOP platform of The Depository Trust Company (“DTC”).

DISH NETWORK CORPORATION	Broker Assigned Control #

Subscription	Number of Subscription Rights to be exercised	Total number of shares of Class A Common Stock requested under the Subscription Rights for which you are guaranteeing delivery	Total payment made in connection with the Class A Common Stock subscribed for under the Subscription Rights
	Subscription Rights	Class A Common Stock	$

Manner of delivery of the Notice of Guaranteed Delivery (circle one)

A. Through DTC

B. Direct to Computershare Trust Company, N.A., as Subscription Agent.

Please reference below the registration of the Subscription Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Subscription Rights or any delivery through DTC.

Name of Firm	Authorized Signature
DTC Participant Number	Title
Address	Name (Please Type or Print)
Zip Code	Phone Number
Contact Name	Date

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.